Exhibit 99.2

Supplemental Operating and Financial Data
December 31, 2005
(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data may constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

On November 9, 2005, the Company restated its previously issued financial statements for the fiscal years ended December 31, 2004 and 2003, and for each of the quarters therein, and its unaudited quarterly financial statements for the periods ended March 31, 2005 and June 30, 2005. The information contained herein with respect to the quarter and year ended December 31, 2004 reflects the effects of this restatement. For more information regarding the details of this restatement, see the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2004, amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005 and amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005.

Heritage Property Investment Trust, Inc.

Heritage Property Investment Trust, Inc.

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, commonly known as a REIT. We are one of the nation’s largest owners of neighborhood and community shopping centers. As of December 31, 2005, we had a portfolio of 171 shopping centers totaling approximately 28.7 million square feet of Company-owned gross leasable area, located in 30 states. Our shopping center portfolio was approximately 92% leased as of December 31, 2005. We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street

Boston, MA  02116

(617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Charlotte, North Carolina
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Franklin, Tennessee
Peoria, Illinois	Louisville, Kentucky	Omaha, Nebraska	Dallas, Texas
Hanover Park, Illinois	Redford, Michigan	Great Neck, New York	Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s:  BBB-, Stable

Moody’s:  Baa3, Stable

Fitch: BBB-, Stable

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 827-3772

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:	www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Jessica Tully	(404) 897-2820	Merrill Lynch	Steve Sakwa	(212) 449-0335
				Craig Schmidt	(212) 449-1944

Deutsche Bank	Louis Taylor	(212) 250-4912	Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Chris Capolongo	(212) 250-7726		Suzanne Sorkin	(212) 761-6385

Goldman Sachs	Dennis Maloney	(212) 902-1000	Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
				Eric Rothman	(617) 603-4263

Green Street Advisors	Greg Andrews	(949) 640-8780	Harris Nesbitt	Paul Adornato	(212) 885-4170
	Thomas Youn	(949) 640-8780		Ralph Davies	(212) 885-4172

Stifel Nicolaus	David Fick	(410) 454-5018
	Nate Isbee	(410) 454-4143

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Diluted Funds from Operations (FFO)	$33,205	$28,856	$130,007	$123,729
FFO per share - Diluted	$0.68	$0.61	$2.70	$2.62

Funds Available for Distribution (FAD)	$19,093	$24,879	$101,843	$99,625
FAD per share - Diluted	$0.39	$0.52	$2.11	$2.11

EBITDA	$56,758	$49,431	$218,243	$204,681
EBITDA per share - Diluted	$1.17	$1.04	$4.53	$4.33

Net Income Attributable to Common Shareholders	$6,613	$6,795	$29,588	$39,313
Basic	$0.14	$0.15	$0.63	$0.85
Diluted	$0.14	$0.14	$0.62	$0.84

Dividends Paid per Share and Unit	$0.525	$0.525	$2.10	$2.10
Payout ratio of diluted FFO per share	77%	87%	78%	80%
Payout ratio of diluted FAD per share	133%	101%	99%	100%

Other Operating Items:
Total real estate revenue - Continuing Operations	$90,835	$84,173	$350,345	$325,947
Straight line rent and SFAS 141 income adjustment	$1,355	$1,491	$4,221	$5,277
Lease termination fee income	$53	$1,408	$446	$2,125
Amortization of stock-based compensation	$1,934	$2,085	$7,877	$6,612
(Income)/expense related to variable stock option awards	$(647)	$4,223	$4,124	$5,454
Capitalized interest expense	$77	$192	$180	$192
Scheduled principal amortization on mortgages	$2,859	$2,875	$11,580	$11,030

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(Unaudited and in thousands of dollars, except per-share data)

	December 31, 2005	December 31, 2004

ASSETS
Real estate investments	$2,711,088	$2,540,841
Less: accumulated depreciation	(405,686)	(318,203)
Real estate investments, net	2,305,402	2,222,638

Cash and cash equivalents	—	6,720
Accounts receivable, net of allowance for doubtful accounts of $10,585 in 2005 and $9,583 in 2004	54,077	41,148
Prepaids and other assets	30,219	24,488
Investments in unconsolidated joint ventures	5,211	3,406
Deferred financing and leasing costs	63,320	54,150
Total assets	$2,458,229	$2,352,550

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$630,819	$649,040
Unsecured notes payable	449,964	449,763
Line of credit facility	328,000	196,000
Bridge loan payable	50,000	—
Accrued expenses and other liabilities	96,286	99,955
Accrued distributions	25,224	24,915
Total liabilities	1,580,293	1,419,673
Minority interests:
Exchangeable limited partnership units	17,125	13,008
Other minority interest	—	2,425
Total minority interests	17,125	15,433

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,385,995 and 46,934,285 shares issued and outstanding at December 31, 2005 and 2004, respectively	47	47
Additional paid-in capital	1,174,855	1,160,081
Cumulative distributions in excess of net income	(309,219)	(239,403)
Other comprehensive loss	(1,200)	(506)
Unearned compensation	(3,672)	(2,775)
Total shareholders’ equity	860,811	917,444
Total liabilities and shareholders’ equity	$2,458,229	$2,352,550

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(Unaudited and in thousands of dollars, except per-share data)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Real estate revenue:
Rentals	$67,157	$63,886	$260,498	$246,110
Percentage rent	389	437	3,257	3,828
Recoveries	22,601	19,358	83,451	74,422
Other property	688	492	3,139	1,587
Total revenue	90,835	84,173	350,345	325,947
Real estate operating expenses:
Property operating expenses	13,226	12,158	49,910	45,954
Real estate taxes	13,969	12,043	51,934	48,973
Net operating income	63,640	59,972	248,501	231,020
Other operating expense (income):
Depreciation and amortization	26,387	23,137	100,411	88,678
Interest	23,042	20,114	86,435	77,269
General and administrative	7,530	11,446	32,828	29,668
Interest, other and joint venture fee income	(287)	(442)	(1,071)	(993)
Total other operating expense (income)	56,672	54,255	218,603	194,622
Income before gains on sales of marketable securities and real estate investment	6,968	5,717	29,898	36,398
Gains on sales of marketable securities	—	—	8	529
Gain on sale of real estate investment	—	3	—	28
Income before minority interests / income	6,968	5,720	29,906	36,955
Equity in (loss) income from unconsolidated joint ventures	(296)	72	(77)	86
Income allocated to exchangeable limited partnership units	(59)	(28)	(241)	(206)
Income allocated to Series B & C Preferred Units	—	—	—	(2,176)
Income before discontinued operations	6,613	5,764	29,588	34,659
Discontinued operations:
Income from discontinued operations	—	61	—	696
Gains on sales of discontinued operations	—	970	—	3,958
Income from discontinued operations	—	1,031	—	4,654
Net income attributable to common shareholders	$6,613	$6,795	$29,588	$39,313

Basic per share data:
Income before discontinued operations	$0.14	$0.13	$0.63	$0.75
Income from discontinued operations	—	0.02	—	0.10

Income attributable to common shareholders	$0.14	$0.15	$0.63	$0.85

Diluted per share data:
Income before discontinued operations	$0.14	$0.12	$0.62	$0.74
Income from discontinued operations	—	0.02	—	0.10

Income attributable to common shareholders	$0.14	$0.14	$0.62	$0.84

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Funds from Operations:
Net income	$6,613	$6,795	$29,588	$39,313
Add (deduct):
Depreciation and amortization (real estate-related):
Continuing operations	26,233	22,959	99,738	87,869
Discontinued operations	—	36	—	314
Pro rata share of unconsolidated joint ventures	300	11	440	13
Gains on sales of real estate investments	—	(973)	—	(3,986)

Funds from Operations (FFO)	$33,146	$28,828	$129,766	$123,523

Funds from Operations - Diluted:

FFO	$33,146	$28,828	$129,766	$123,523
Add:
Income allocated to exchangeable limited partnership units	59	28	241	206

FFO - Diluted	$33,205	$28,856	$130,007	$123,729

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Funds from Operations - Diluted	$33,205	$28,856	$130,007	$123,729
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(1,355)	(1,491)	(4,221)	(5,277)
Maintenance capital expenditures	(2,570)	(1,365)	(9,677)	(6,962)
Tenant improvement and leasing commissions	(5,085)	(7,625)	(20,786)	(25,236)
Capitalized interest	(77)	(192)	(180)	(192)
Amortization of financing costs	458	581	2,064	2,091
Amortization of debt premiums and discounts	(639)	(434)	(2,334)	(1,601)
Amortization of the effective portion of interest rate swap	54	40	216	(19)
Stock-based compensation and SERP	2,246	2,286	9,127	7,638
(Income) expense related to variable stock option awards	(647)	4,223	4,124	5,454
Settlement of variable stock option award liability	(6,497)	—	(6,497)	—

Funds Available for Distribution	$19,093	$24,879	$101,843	$99,625

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	47,013	46,581	46,888	46,385

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	669	378	565	349
Effect of stock options and anticipated stock-based compensation	821	736	723	554

Weighted average shares outstanding for diluted EPS	48,503	47,695	48,176	47,288

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	669	378	565	349
Effect of stock options and anticipated stock-based compensation	821	736	723	554

Weighted average shares outstanding for diluted FFO per share	48,503	47,695	48,176	47,288

Heritage Property Investment Trust, Inc.

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
		(Restated)		(Restated)
EBITDA:

Net income	$6,613	$6,795	$29,588	$39,313

Add (deduct):
Depreciation and amortization:
Continuing operations	26,387	23,137	100,411	88,678
Discontinued operations	—	36	—	314
Pro rata share of unconsolidated joint ventures	300	11	440	13
Interest	23,042	20,114	86,435	77,269
Taxes	124	283	794	698
Gains on sales of real estate investments	—	(973)	—	(3,986)
Pro rata share of unconsolidated joint venture interest expense	233	—	334	—
Income allocated to exchangeable limited partnership units	59	28	241	206
Income allocated to Series B & C Preferred Units	—	—	—	2,176

EBITDA	$56,758	$49,431	$218,243	$204,681

Heritage Property Investment Trust, Inc.

Selected Ratios

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.17	2.15	2.22	2.26
EBITDA / (Interest + Principal + Preferred Distributions)
Interest Coverage Ratio - Excluding Capitalized Interest	2.44	2.46	2.52	2.65
EBITDA / Interest
Interest Coverage Ratio - Including Capitalized Interest	2.43	2.43	2.51	2.64
EBITDA / (Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a% of total revenue	8.3%	13.5%	9.3%	9.1%
Net operating income (NOI) margin	70%	71%	71%	71%
Property operating expense recovery ratio	83%	80%	82%	78%
Unencumbered NOI as a% of total NOI	58%	56%	57%	55%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of
	December 31, 2005	December 31, 2004
LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,711,088	$2,540,841
Investment in unconsolidated joint ventures	14,090	9,906
Cash and cash equivalents	—	6,720
Prepaids and other assets	22,120	20,010

Total asset cost (GAAP basis)	$2,747,298	$2,577,477

Mortgage loans payable	$618,967	$635,578
Unsecured notes payable	449,964	449,763
Line of credit facility	328,000	196,000
Bridge loan payable	50,000	—
Guarantee of unconsolidated joint venture debt	17,756	13,000

Total outstanding debt	$1,464,687	$1,294,341

Total outstanding debt / Total asset cost (GAAP basis)	53.3%	50.2%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,747,298	$2,577,477

Secured debt	$636,723	$648,578

Secured debt / Total asset cost (GAAP basis)	23.2%	25.2%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,619,696	$1,439,963

Unsecured notes payable	449,964	449,763
Line of credit facility	328,000	196,000
Bridge loan payable	50,000	—

Total unsecured debt	$827,964	$645,763

Unencumbered asset cost (GAAP basis) / Total unsecured debt	195.6%	223.0%
Test level	150.0%	150.0%

	Twelve Months Ended December 31,
	2005	2004
		(Restated)

INTEREST COVERAGE
Income available for debt service (EBITDA)	$217,704	$203,921

Service charge (Interest Expense, Net of Capitalized Interest + Amortization of Mortgage Loan Premiums)	$88,917	$81,410

Annualized income available for debt service / Annualized service charge	2.45	2.50
Test level	1.50	1.50

Heritage Property Investment Trust, Inc.

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal December 31, 2005

Mortgage loans payable	$630,819
Unsecured notes payable	449,964
Line of credit facility	328,000
Bridge loan payable	50,000

Total debt	$1,458,783

Equity

(in thousands)

	Shares & Units Outstanding at 12/31/05	$ Value Equivalent (1)
Common Stock	47,386	$1,582,692
Operating Partnership Units	659	22,011
		$1,604,703

Total market capitalization		$3,063,486

Total Debt to Total Market Capitalization		47.6%

(1)  Value based on stock price of $33.40 per share as of the market close on December 31, 2005.

Heritage Property Investment Trust, Inc.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2006	2007	2008	2009	2010	Thereafter	Total (1)

Amount	$75,831	$58,391	$448,171	$291,744	$292,980	$281,340	$1,448,457

(1) The aggregate repayment amount of $1,448,457 does not reflect the unamortized mortgage loan premiums totaling $11,852 related to the assumption of sixteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,526 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due March 28, 2008

Total	Outstanding	Letters of	Remaining
Facility	at 12/31/05	Credit	Capacity

$400,000	$328,000	$—	$72,000

Unsecured and Secured Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Unsecured Debt	$827,964	56.76%	5.35%	3.8	years
Secured Debt	630,819	43.24%	7.27%	4.8	years
Total Debt	$1,458,783	100.00%	6.18%	4.2	years

Floating and Fixed Rate Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Floating Rate Debt	$392,030	26.87%	5.04%	2.1	years
Fixed Rate Debt	1,066,753	73.13%	6.60%	5.0	years
Total Debt	$1,458,783	100.00%	6.18%	4.2	years

Heritage Property Investment Trust, Inc.

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2006	2007	2008	2009	2010	Thereafter	Total

Mortgage loans payable:

Meridian Village Plaza (1)	$4,841	—	—	—	—	—	4,841
Spring Mall	8,021	—	—	—	—	—	8,021
Southport Centre	171	9,593	—	—	—	—	9,764
Long Meadow Commons (1) (2)	344	8,717	—	—	—	—	9,061
Innes Street Market	380	12,098	—	—	—	—	12,478
Southgate Shopping Center	119	2,166	—	—	—	—	2,285
Hale Road & Northern Hills	—	14,600	—	—	—	—	14,600
Salem Consumer Square	508	563	8,731	—	—	—	9,802
St. Francis Plaza	207	225	243	—	—	—	675
Burlington Square (1)	209	227	243	12,724	—	—	13,403
Crossroads III & Slater Street (1)	185	201	214	13,295	—	—	13,895
Buckingham Place (1)	69	74	79	5,054	—	—	5,276
County Line Plaza (1)	222	240	256	16,002	—	—	16,720
Trinity Commons (1)	185	200	214	13,776	—	—	14,375
8 shopping centers, cross collaterialized	1,843	1,993	2,154	72,132	—	—	78,122
Montgomery Commons (1)	86	94	100	102	7,334	—	7,716
Warminster Towne Center (1)	283	307	329	362	18,294	—	19,575
Clocktower Place (1)	132	144	154	171	11,838	—	12,439
545 Boylston Street and William J. McCarthy Building	711	772	838	910	30,896	—	34,127
29 shopping centers, cross collateralized	2,728	2,955	3,147	3,461	220,654	—	232,945
The Market of Wolf Creek III (1)	98	106	113	125	135	8,042	8,619
Spradlin Farm (1)	203	219	232	253	272	15,915	17,094
The Market of Wolf Creek I (1)	163	176	188	206	222	9,105	10,060
Berkshire Crossing	472	503	534	571	608	11,342	14,030
Grand Traverse Crossing	394	424	457	492	530	10,621	12,918
Salmon Run Plaza (1)	349	381	417	456	498	2,238	4,339
Elk Park Center	321	346	374	403	435	6,068	7,947
Grand Traverse Crossing - Wal-Mart	179	193	208	225	156	4,034	4,995
The Market of Wolf Creek II (1)	103	111	120	129	140	1,288	1,891
Montgomery Towne Center	393	307	335	364	396	4,866	6,661
Bedford Grove - Wal-Mart	164	178	191	207	223	2,952	3,915
Berkshire Crossing - Home Depot/Wal-Mart	258	278	300	324	349	4,869	6,378

Total mortgage loans payable	$24,341	58,391	20,171	141,744	292,980	81,340	618,967

Unsecured notes payable (3)	1,490	—	100,000	150,000	—	200,000	451,490
Line of credit facility	—	—	328,000	—	—	—	328,000
Bridge loan payable	50,000	—	—	—	—	—	50,000

Total indebtedness	$75,831	58,391	448,171	291,744	292,980	281,340	1,448,457

(1) The aggregate repayment amount of $618,967 does not reflect the unamortized mortgage loan premiums totaling $11,852 related to the assumption of sixteen mortgage loans with above-market contractual interest rates.

(2) Property is encumbered by two mortgage loans maturing in July 2007.

(3) The aggregate repayment amount of $451,490 does not reflect the unamortized original issue discounts of $1,526 related to the April and October 2004 bond issuances.

Heritage Property Investment Trust, Inc.

Summary of Mortgage Loans Payable

(in thousands of dollars)

			Effective	Contractual		At December 31, 2005
			Interest	Interest	Contractual	Unamortized
Property	Lender or Servicer	Maturity	Rate	Rate	Principal Balance	Mortgage Premium	Carrying Value

Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	4,841	81	4,922
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,021	—	8,021
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,764	—	9,764
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,061	411	9,472
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,478	—	12,478
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,285	—	2,285
Hale Road & Northern Hills	Archon Financial	Dec-07	5.31%	5.31%	14,600	—	14,600
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	9,802	—	9,802
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	675	—	675
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,403	1,119	14,522
Crossroads III & Slater Street	Archon Financial	Jun-09	5.85%	7.86%	13,895	867	14,762
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,276	351	5,627
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,720	1,277	17,997
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,375	1,107	15,482
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	78,122	—	78,122
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,716	589	8,305
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,575	1,626	21,201
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,439	1,329	13,768
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	34,127	—	34,127
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	232,945	—	232,945
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,619	788	9,407
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,094	640	17,734
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	10,060	1,130	11,190
Berkshire Crossing	M & T Bank	Nov-12	6.29%	6.29%	14,030	—	14,030
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	12,918	—	12,918
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,339	264	4,603
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	7,947	—	7,947
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	4,995	—	4,995
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,891	273	2,164
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	6,661	—	6,661
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	3,915	—	3,915
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,378	—	6,378

Total/Weighted average			7.27%	7.85%	$618,967	$11,852	$630,819

(1) Property is encumbered by two mortgage loans.

Heritage Property Investment Trust, Inc.

Other Securities

Security Issued:                                                      Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 12/31/05	-	$198,579,000
Maturity	-	April 15, 2014
Contractual rate	-	5.125%
Effective rate	-	5.33%

Security Issued:                                                      Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 12/31/05	-	$149,894,000
Maturity	-	October 15, 2009
Contractual rate	-	4.50%
Effective rate	-	5.03%

Security Issued:                                                      Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/05	-	$100,000,000
Maturity	-	January 15, 2008
Contractual and effective rate	-	7.20%

Security Issued:                                                      Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 12/31/05	-	$1,490,000
Maturity	-	March 15, 2006
Contractual and effective rate	-	8.875%

Security Issued:                                                      Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 12/31/05	-	$17,125,000
Units Outstanding	-	659,051 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Distribution	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company and owned 115 properties at December 31, 2005.

Heritage Property Investment Trust, Inc.

Portfolio Overview Summary as of December 31, 2005 - Core Portfolio

Number of shopping centers	171
Number of office buildings	3

Total real estate owned	174

Company-owned shopping center GLA	28,733,853
Company-owned office building net rentable square feet	222,274

Total	28,956,127

% Leased - Total Portfolio	92.4%

Average square foot size of shopping centers - Company-owned GLA	168,000
Average square foot size of shopping centers - Total GLA	205,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a % of total shopping centers	68%

% of total NOI produced by grocer-anchored shopping centers	70%

Heritage Property Investment Trust, Inc.

Portfolio Overview - Core Portfolio

Geographic Distribution Based on Square Footage

	Number of	Total	% of	Annualized	% of
Geographic Area	Properties	Owned GLA	Total	Based Rent	Total

East:
North Carolina	10	2,726,154	9.41%	$25,577,232	9.47%
Massachusetts	7	1,188,947	4.11%	17,031,749	6.31%
New York	15	1,177,397	4.07%	18,028,062	6.68%
Tennessee	4	1,171,189	4.04%	10,793,523	4.00%
Pennsylvania	4	1,126,068	3.89%	11,669,749	4.32%
Florida	5	1,036,531	3.58%	8,104,279	3.00%
New Hampshire	4	811,800	2.80%	6,620,749	2.45%
New Jersey	3	611,877	2.11%	8,939,070	3.31%
Connecticut	6	467,423	1.61%	7,292,827	2.70%
Other states	9	1,636,895	5.65%	14,859,633	5.50%
Subtotal	67	11,954,281	41.28%	128,916,872	47.75%

Midwest:
Illinois	18	3,380,140	11.67%	30,955,120	11.46%
Minnesota	17	2,655,040	9.17%	25,016,336	9.27%
Indiana	13	2,615,543	9.03%	18,302,825	6.78%
Missouri	9	1,606,738	5.55%	12,808,373	4.74%
Wisconsin	10	1,161,286	4.01%	9,135,531	3.38%
Texas	7	969,213	3.35%	12,243,458	4.53%
Kansas	6	932,186	3.22%	5,951,678	2.20%
Michigan	4	918,256	3.17%	7,042,910	2.61%
Other states	23	2,763,444	9.54%	19,634,250	7.27%
Subtotal	107	17,001,846	58.72%	141,090,482	52.25%

Total	174	28,956,127	100.00%	$270,007,354	100.00%

Heritage Property Investment Trust, Inc.

Top Tenants by Annualized Base Rent - Core Portfolio

					Tenant	% of Total
				GLA as a %	Annualized	Annualized
	Tenant	# of Stores	Total GLA	of Total	Base Rent (1)	Base Rent (2)	Type of Business

1	TJX Companies (3)	52	1,602,424	5.53%	$14,392,564	5.33%	Off Price/Soft Goods
2	Kroger (4)	13	725,952	2.51%	5,067,342	1.88%	Grocer
3	Supervalu (5)	10	657,733	2.27%	4,700,273	1.74%	Grocer
4	OfficeMax	13	333,835	1.15%	3,518,266	1.30%	Office Products
5	Staples	12	296,940	1.03%	3,440,910	1.27%	Office Products
6	Associated Wholesale Grocers (6)	9	571,947	1.98%	3,363,503	1.25%	Grocer
7	Charming Shoppes (7)	38	304,995	1.05%	3,352,096	1.24%	Discount / Apparel
8	Roundy’s (8)	8	491,482	1.70%	3,252,686	1.20%	Grocer
9	Home Depot	4	459,073	1.59%	3,049,963	1.13%	Home Improvement
10	Wal-Mart	8	727,634	2.51%	2,941,622	1.09%	Discount
11	Safeway (9)	5	327,249	1.13%	2,924,301	1.08%	Grocer
12	Barnes & Noble	7	178,936	0.62%	2,905,676	1.08%	Books / Cards / Gifts
13	Blockbuster	26	168,669	0.58%	2,885,282	1.07%	Video Sales / Rentals
14	Hy-Vee	9	547,466	1.89%	2,728,627	1.01%	Grocer
15	Bed, Bath & Beyond	7	198,291	0.68%	2,704,209	1.00%	Soft Goods
16	Hallmark	42	216,015	0.75%	2,635,280	0.98%	Cards/Gifts
17	PetsMart	10	222,314	0.77%	2,625,950	0.97%	Pet Supplies
18	Sears Holdings Corporation (10)	11	488,210	1.69%	2,600,533	0.96%	Discount
19	Dollar Tree	34	335,796	1.16%	2,525,956	0.94%	Discount
20	Walgreens	15	194,260	0.67%	2,509,756	0.93%	Drug Store

(1)

We calculate annualized base rent for all leases in place in which tenants are in occupancy at December 31, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)	Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $270,007,355.

(3)	TJX Companies include: TJ Maxx (23), Marshalls (17), A.J. Wright (6), Homegoods (4) and Bob’s Stores (2).

(4)	The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)

Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)	Associated Wholesale Grocers includes: Price Chopper (6), Russ’ IGA (2) and Super Saver (1).

(7)	Charming Shoppes includes: Fashion Bug (28), Lane Bryant (7) and Catherine’s (4).

(8)	Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

(9)	Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

(10)	Sears Holding Corporation includes: K-Mart (4), Sears (3), Sears Dental (1), Sears NTB (1), Sears Paint & Hardware (1) and Lands’ End (1).

Heritage Property Investment Trust, Inc.

Anchor Lease Expiration as of December 31, 2005 (1) - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(2)	Base Rent	Sq. Ft.(3)

2006 (4)	23	767,173	4.5%	$3,723,617	2.8%	$4.85
2007	40	1,376,123	8.1%	9,332,726	7.1%	6.78
2008	43	1,527,550	9.0%	10,551,111	8.0%	6.91
2009	52	2,033,771	12.0%	14,868,293	11.2%	7.31
2010	37	1,188,544	7.0%	10,006,397	7.6%	8.42
2011	41	1,518,434	9.0%	13,392,367	10.1%	8.82
2012	22	755,133	4.5%	7,269,882	5.5%	9.63
2013	26	1,168,555	6.9%	9,027,313	6.8%	7.73
2014	28	1,042,421	6.2%	9,791,274	7.4%	9.39
2015	25	1,053,781	6.2%	7,803,642	5.9%	7.41
2016 and Thereafter	84	4,457,352	26.4%	36,440,509	27.6%	8.18

Totals	421	16,888,837	100.0%	$132,207,131	100.0%	$7.83

(1) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3) Represents Expiring Base Rent divided by Expiring Square Feet.

(4) Includes tenants on a month-to-month agreement.

Heritage Property Investment Trust, Inc.

Non-Anchor Lease Expiration as of December 31, 2005 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2006 (3)	552	1,414,918	14.34%	$19,190,203	13.25%	$13.56
2007	526	1,666,165	16.89%	23,659,690	16.33%	14.20
2008	565	1,824,128	18.49%	25,887,251	17.87%	14.19
2009	397	1,362,630	13.81%	20,323,399	14.03%	14.91
2010	376	1,383,523	14.02%	21,144,135	14.60%	15.28
2011	175	772,737	7.83%	10,181,072	7.03%	13.18
2012	79	327,141	3.32%	5,742,812	3.96%	17.55
2013	61	272,371	2.76%	4,783,211	3.30%	17.56
2014	64	278,629	2.82%	4,905,467	3.39%	17.61
2015	48	216,861	2.20%	4,011,855	2.77%	18.50
2016 and Thereafter	67	346,659	3.51%	5,027,531	3.47%	14.50

Totals	2,910	9,865,762	100.00%	$144,856,626	100.00%	$14.68

(1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2) Represents Expiring Base Rent divided by Expiring Square Feet.

(3) Includes tenants on a month-to-month agreement.

Heritage Property Investment Trust, Inc.

Total Lease Expiration as of December 31, 2005 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent(1)	Base Rent	Sq. Ft.(2)

2006 (3)	575	2,182,091	8.2%	$22,913,820	8.3%	$10.50
2007	566	3,042,288	11.4%	32,992,416	11.9%	10.84
2008	608	3,351,678	12.5%	36,438,362	13.2%	10.87
2009	449	3,396,401	12.7%	35,191,692	12.7%	10.36
2010	413	2,572,067	9.6%	31,150,532	11.2%	12.11
2011	216	2,291,171	8.6%	23,573,439	8.5%	10.29
2012	101	1,082,274	4.0%	13,012,694	4.7%	12.02
2013	87	1,440,926	5.4%	13,810,524	5.0%	9.58
2014	92	1,321,050	4.9%	14,696,741	5.3%	11.13
2015	73	1,270,642	4.7%	11,815,497	4.3%	9.30
2016 and Thereafter	151	4,804,011	18.0%	41,468,040	15.0%	8.63

Totals	3,331	26,754,599	100.0%	$277,063,757	100.0%	$10.36

(1) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2) Represents Expiring Base Rent divided by Expiring Square Feet.

(3) Includes tenants on a month-to-month agreement.

Heritage Property Investment Trust, Inc.

Historical Leasing Production (3) - Core Portfolio - Cash Basis

	Three Months Ended	Year Ended	Year Ended December 31,
Retail Portfolio	December 31, 2005	December 31, 2005	2004	2003	2002
New Leases
Number of new leases signed	52	201	255	221	248
GLA leased (sq. ft. at end of period)	300,137	751,590	1,290,505	981,733	1,034,792
New base rent/sq. ft. (1)	$7.61	$11.32	$9.94	$9.66	$9.91
Expiring base rent/sq. ft. (2)	$7.17	$10.57	$9.14	$8.92	$8.98
Percentage growth in base rent	6.2%	7.0%	8.8%	8.3%	10.3%

Renewals
Number of renewals signed	127	462	414	374	391
GLA leased (sq. ft. at end of period)	633,455	1,976,782	1,809,969	1,836,182	1,563,427
New base rent/sq. ft.	$10.28	$11.62	$11.35	$10.09	$10.91
Expiring base rent/sq. ft.	$9.62	$10.92	$10.71	$9.59	$10.39
Percentage growth in base rent	6.8%	6.5%	5.9%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	179	663	669	595	639
GLA leased (sq. ft. at end of period)	933,592	2,728,372	3,100,474	2,817,915	2,598,219
New base rent/sq. ft.	$9.42	$11.54	$10.77	$9.94	$10.51
Expiring base rent/sq. ft.	$8.83	$10.82	$10.06	$9.36	$9.83
Percentage growth in base rent	6.6%	6.6%	7.0%	6.2%	6.9%

	Three Months Ended	Year Ended	Year Ended December 31,
Total Portfolio	December 31, 2005	December 31, 2005	2004	2003	2002
New Leases
Number of new leases signed	58	212	263	238	268
GLA leased (sq. ft. at end of period)	311,832	781,884	1,310,451	1,011,736	1,061,614
New base rent/sq. ft. (1)	$8.42	$11.98	$10.24	$10.13	$10.48
Expiring base rent/sq. ft. (2)	$8.35	$11.80	$9.59	$9.62	$9.55
Percentage growth in base rent	0.8%	1.5%	6.8%	5.3%	9.7%

Renewals
Number of renewals signed	129	469	421	392	398
GLA leased (sq. ft. at end of period)	629,613	1,997,667	1,829,089	1,863,236	1,577,270
New base rent/sq. ft.	$10.15	$11.80	$11.55	$10.62	$11.04
Expiring base rent/sq. ft.	$9.58	$11.22	$10.94	$10.09	$10.51
Percentage growth in base rent	6.0%	5.2%	5.5%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	187	681	684	630	666
GLA leased (sq. ft. at end of period)	941,445	2,779,551	3,139,540	2,874,972	2,638,884
New base rent/sq. ft.	$9.58	$11.85	$11.00	$10.44	$10.81
Expiring base rent/sq. ft.	$9.17	$11.38	$10.38	$9.92	$10.12
Percentage growth in base rent	4.4%	4.1%	6.0%	5.2%	6.8%

(1)          New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)          Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)          Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Heritage Property Investment Trust, Inc.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions - Core Portfolio (1)

	Three Months Ended	Year Ended	Year Ended December 31,
	December 31, 2005	December 31, 2005	2004	2003	2002
Average number of square feet	28,943,000	28,468,000	27,969,000	26,792,000	25,117,000

Maintenance capital expenditures	$2,570,000	$9,677,000	$6,962,000	$8,408,000	$8,145,000

Per square foot	$0.09	$0.34	$0.25	$0.31	$0.32

Tenant improvements	$3,870,000	$15,676,000	$20,454,000	$11,938,000	$11,876,000
Leasing commissions	1,215,000	5,110,000	4,782,000	4,931,000	4,461,000
Total	$5,085,000	$20,786,000	$25,236,000	$16,869,000	$16,337,000

Per square foot	$0.18	$0.73	$0.90	$0.63	$0.65

(1)          Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Heritage Property Investment Trust, Inc.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2005	2004		2005	2004

Total revenue	$85,341	$83,871		$328,776	$320,496
Operating expenses	(25,737)	(24,147)		(95,804)	(93,611)

Net operating income	59,604	59,724	-0.2%	232,972	226,885	2.7%

Less: Lease termination income	(53)	(1,408)		(424)	(2,124)

Net operating income, as adjusted	$59,551	$58,316	2.1%	$232,548	$224,761	3.5%

Heritage Property Investment Trust, Inc.

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	100%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$1,002,340	$10.52
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned)	$1,851,270	$10.50
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	89%	178,511	190,611	128,225	Bruno’s Supermarket	$1,534,359	$8.60
						Best Buy
						PetsMart

Connecticut
Crossroads I & II	1994	100%	105,662	217,662	202,795	Home Depot (Non-Owned)	$2,134,188	$20.20
						The Sports Authority
						Borders
						OfficeMax

Crossroads III	1994	79%	68,750	68,750	46,278	Levitz Home Furnishings	$1,001,750	$14.57
						Petco

Hale Road	2002	100%	103,931	103,931	82,221	Babies R US	$402,523	$3.87
						Bed, Bath & Beyond
						AC Moore Arts & Crafts

Northern Hills	2001	100%	12,000	304,450	292,450	Lowe’s Home Center (Non-Owned)	$925,231	$77.10
						Target (Non-Owned)

Slater Street	1998	100%	51,370	96,185	64,815	Best Buy (Non-Owned)	$1,449,419	$28.22
						Office Depot / Bassett Furniture

Torrington Plaza	1963/1994	94%	125,710	132,910	42,037	TJ Maxx	$1,379,715	$10.98
						Staples

Florida
Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store	$468,109	$2.18
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,055,993	$10.34
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,950,985	$8.42
						K-Mart
						Hudson Furniture
						Homegoods
						Sound Advice

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shoppers Haven Shopping	1959/1998	99%	206,942	206,942	130,687	Winn Dixie Supermarket	$1,954,573	$9.45
Center						Bed, Bath & Beyond
						AC Moore Arts & Crafts
						Walgreens
						Bealls Outlet

Venetian Isle Shopping	1959/1992	99%	183,867	187,367	111,831	Publix Supermarket	$1,674,618	$9.11
Center (8)						TJ Maxx
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia

Shenandoah Plaza	1987	97%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$671,147	$4.76
						Wal-Mart/Big Lots/ACS

Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$297,455	$4.82

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,408,038	$13.19

The Commons of Chicago	1992/1999	95%	324,080	324,080	246,039	Home Depot	$3,686,003	$11.37
Ridge						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal Lake	1995/1998	96%	273,060	365,335	210,569	Jewel Foods/Osco Drugs Marshalls	$3,175,873	$11.63
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	97%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby/Big Lots (Ground Lease)	$1,593,904	$6.57
						TJ Maxx

Fairhills Shopping Center	1971/1989	89%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$607,220	$5.64

Heritage Square	1992	77%	210,752	210,752	117,054	Circuit City	$2,133,078	$10.12
						Carson Furniture Gallery
						DSW Shoe Warehouse

High Point Centre	1988	95%	240,002	240,002	141,068	Cub Foods	$2,344,138	$9.77
						Office Depot
						Babies R Us
						Big Lots

Long Meadow Commons	1996	92%	118,471	118,471	65,816	Dominick’s Supermarket	$1,658,408	$14.00

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$549,113
						Target (Non-Owned)
						Party Tree (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,400,750	$9.01
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Rollins Crossing	1995/1998	100%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,156,930	$7.81
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,209,236	$8.64
						U.S. Post Office

Sheridan Village	1954/1995	97%	303,915	303,915	177,409	Bergner’s Dept Store	$2,401,304	$7.90
						Cohen’s Furniture Co.

Sterling Bazaar	1992	94%	84,535	84,535	52,337	Kroger Supermarket	$743,821	$8.80

Twin Oaks Centre	1991	97%	98,197	98,197	59,682	Hy-Vee Supermarket	$716,870	$7.30

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$375,980	$5.56
						Big Lots

Westview Center	1992	88%	325,507	416,307	209,963	Cub Foods	$2,496,999	$7.67
						LA Fitness
						Value City Dept. Store (Non-Owned)

Indiana

Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,805,191	$12.00
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	91%	268,589	271,389	213,950	Kroger Supermarket	$1,554,582	$5.79
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	96%	98,342	110,342	49,773	Amelia’s Supermarket	$740,490	$7.53

Germantown Shopping	1985	79%	216,430	223,630	115,143	Sav-A-Lot Supermarket	$987,573	$4.56
Center						Elder Beerman Department Store
						Englert’s Home Comfort Center

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$467,961	$4.55

Lincoln Plaza	1968	94%	103,938	103,938	47,228	Kroger Supermarket	$707,080	$6.80

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Martin’s Bittersweet Plaza	1992	100%	91,798	94,808	71,157	Martin’s Supermarket	$776,928	$8.46
						Osco Drug

Meridian Village	1990	100%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,370,320	$10.48
						Godby Home Furnishings

Rivergate Shopping Center	1982	82%	133,086	137,486	90,666	Wal-Mart	$366,777	$2.76

Sagamore Park Centre	1982	92%	118,436	118,436	66,063	Payless Supermarket	$938,760	$7.93

Speedway SuperCenter	1960/1998	87%	564,279	569,879	252,624	Kroger Supermarket	$4,653,165	$8.25
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	94%	304,725	307,525	115,325	US Factory Outlet	$2,284,383	$7.50
						AJ Wright
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale	1957/1993	80%	331,912	331,912	168,409	Stein Mart	$1,649,615	$4.97
Commons						Dunham’s Sporting Goods
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots

Iowa

Burlington Plaza West	1989	81%	88,118	92,118	52,468	Hobby Lobby	$416,509	$4.73

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,531	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	90%	113,713	116,513	76,896	Hy-Vee Supermarket	$598,750	$5.27

Parkwood Plaza	1992	28%	126,369	126,369	N/A	N/A	$251,444	$1.99

Southgate Shopping Center	1972/1996	90%	154,174	154,174	102,065	Hy-Vee Supermarket	$537,957	$3.49
						Big Lots

Spring Village	1980/1991	42%	90,263	92,763	N/A	N/A	$311,712	$3.45

Warren Plaza	1980/1993	97%	90,102	187,135	160,925	Hy-Vee Supermarket	$709,038	$7.87
						Target (Non-Owned)

Kansas

Mid State Plaza	1971	79%	286,601	293,101	152,692	Ashley Furniture Home Store	$938,009	$3.27
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	97%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,277,310	$9.55

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shawnee Parkway Plaza	1979/1995	96%	92,213	92,213	59,128	Price Chopper Supermarket	$641,911	$6.96

Village Plaza	1975	85%	55,698	55,698	31,431	Ray’s Apple Market	$206,582	$3.71

Westchester Square	1968/1998	97%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,399,805	$8.49

West Loop Shopping Center	1986/1998	99%	199,032	199,032	98,558	Dillons Supermarket	$1,488,061	$7.48
						Waters True Value
						American Academy Hair Design

Kentucky

Dixie Plaza	1987	8%	48,021	82,804	N/A	N/A	$48,239	$1.00

Midtown Mall	1970/1994	99%	153,822	153,822	106,383	Kroger Supermarket	$1,009,275	$6.56
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	96%	164,367	186,167	39,399	Kroger Supermarket	$1,412,120	$8.59

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,575,032	$11.50
						H.H. Gregg (Non-Owned)

Maine

Pine Tree Shopping Center	1958/1973	99%	287,513	287,513	214,178	AJ Wright	$936,592	$3.26
						Mardens
						Jo-Ann Fabrics
						Packard Development (Ground Lease)

Massachusetts

Berkshire Crossing	1996	100%	442,248	442,248	385,522	Price Chopper Supermarket	$3,604,877	$8.15
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	87%	86,290	86,290	34,097	Staples	$2,478,668	$28.72
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$652,400	$8.35

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw’s Supermarket	$3,868,919	$13.06
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	94%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$969,091	$9.33
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Michigan

Cherry Hill Marketplace	1992/1999	84%	120,568	123,468	53,739	Farmer Jacks	$1,189,021	$9.86

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$875,932	$6.95
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,692,094	$6.95
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	96%	284,448	284,448	194,014	Kroger Supermarket	$2,285,863	$8.04
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota

Austin Town Center	1999	60%	110,680	200,680	130,049	Aldi Foods	$491,586	$4.44
						Staples
						Target (Non-Owned)

Brookdale Square	1971/1994	41%	185,883	185,883	66,834	Brookdale Theater	$470,165	$2.53
						Pep Boys
						Up Front Event Center

Burning Tree Plaza	1987/1998	100%	182,969	182,969	117,716	Best Buy	$1,699,660	$9.29
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	92%	124,700	124,700	90,946	Rainbow Foods	$827,957	$6.64
						Slumberland Clearance

Division Place	1991	87%	129,753	134,753	24,016	TJ Maxx	$1,347,026	$10.38

Elk Park Center	1995/1999	98%	204,992	302,635	200,677	Cub Foods	$2,015,544	$9.83
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	98%	433,082	433,082	254,539	Cub Foods	$4,885,324	$11.28
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Hub West (9)
Richfield Hub	1952/1992	99%	214,855	217,655	129,400	Rainbow Foods	$2,429,827	$11.31
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	98%	120,487	150,687	72,371	Rainbow Foods	$1,626,477	$13.50
						Walgreens (Non-Owned)

Roseville Center	1950/2000	98%	76,894	155,694	65,000	Rainbow Foods (Non-Owned)	$895,926	$11.65

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,802,929	$14.43
						Best Buy
						Dollar Tree
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	95%	287,385	287,385	181,950	Cub Foods (Ground Lease)	$2,520,124	$8.77
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,202,897	$7.41
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,006,599	$7.45
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,165,209	$13.25
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$629,086	$8.61

Mississippi

County Line Plaza	1997	99%	221,567	268,367	171,062	Haverty’s Furniture	$2,916,188	$13.16
						OfficeMax
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)

Missouri

Clocktower Place	1987	97%	214,198	222,348	129,807	Dierberg’s Market	$2,295,624	$10.72
						TJ Maxx
						Office Depot

Ellisville Square	1990	99%	146,052	149,552	107,772	K-Mart	$1,395,887	$9.56
						Lukas Liquors

Grandview Plaza	1961/1991	78%	296,008	296,008	169,892	Schnuck’s Supermarket	$1,781,900	$6.02
						Old Time Pottery
						Walgreens

Hub Shopping Center	1972/1995	94%	160,423	160,423	103,322	Price Chopper Supermarket	$783,853	$4.89

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Liberty Corners	1987/1996	99%	124,858	214,358	136,500	Price Chopper Supermarket	$943,009	$7.55
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$545,405	$7.62

Marketplace at Independence	1988	95%	241,896	253,396	133,942	Price Chopper Supermarket	$2,110,316	$8.72
						Old Navy

Prospect Plaza	1979/1999	96%	189,996	189,996	136,566	Price Chopper Supermarket	$1,543,290	$8.12
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	94%	161,717	169,717	91,989	Price Chopper Supermarket	$1,409,089	$8.71
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	78%	34,388	128,448	106,992	Russ’ IGA Supermarket	$109,088	$3.17
						Shopko (Non-Owned)

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$468,733	$5.57
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$568,788	$8.30
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	99%	179,964	406,514	210,020	SuperSaver Supermarket	$1,679,481	$9.33
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,475	$7.69

Miracle Hills Park	1988	87%	69,606	139,606	66,000	Cub Foods (Non-Owned)	$641,814	$9.22

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,063,721	$8.22
						Movies 8

New Hampshire

Bedford Grove	1989	99%	216,941	216,941	182,745	Shop N’ Save	$1,736,229	$8.00
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	89%	265,091	265,091	192,207	Marshalls	$2,477,027	$9.34
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket	$1,415,399	$7.74
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	97%	146,947	146,947	84,920	Demoulas Market Basket	$992,093	$6.75
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
New Jersey
Cross Keys Common	1995	92%	216,428	417,388	279,945	Super Wal-Mart (Non-Owned)	$3,150,173	$14.56
						AJ Wright
						Staples
						Ross Dress for Less

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,463,277	$15.45
						Clearview Cinema (Ground Lease)
						Michaels

Old Bridge Gateway	1956/1991/1995	97%	235,995	235,995	106,380	Bayshore Fitness & Wellness Center	$3,325,620	$14.09
						Marshalls
						Modell’s Sporting Goods
						Best Home Furnishings

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York

College Plaza	1975/1994	100%	175,086	175,086	126,812	Bob’s Stores	$1,538,184	$8.79
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	97%	59,569	59,569	36,989	Pathmark	$651,541	$10.94

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$2,071,605	$25.47
						Bed, Bath & Beyond

Dalewood III Shopping	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,208,497	$24.97
Center

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$1,039,604	$16.96

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,047,477	$14.56
						TJ Maxx

Nesconset Shopping Center	1961/1999	100%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,648,016	$13.40

Parkway Plaza	1973/1992	95%	89,704	89,704	31,600	TJ Maxx	$1,820,144	$20.29

Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,360,147	$13.72
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$604,374	$13.70

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,097,978	$15.97
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$857,119	$10.15

Three Village Plaza	1964/1991	100%	77,458	77,458	38,955	King Kullen Grocery	$1,332,745	$17.21

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$958,716	$18.11

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

North Carolina

The Commons at Chancellor	1994	98%	348,604	358,204	309,041	Home Depot (Ground Lease)	$2,404,331	$6.90
Park						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Peak Fitness

Crown Point Shopping Center	1990	76%	147,200	164,200	100,000	Lowe’s Home Centers / Old Time Pottery	$760,800	$5.17

Franklin Square	1990	95%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,140,083	$9.86
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	100%	349,433	349,433	296,740	Food Lion Supermarket	$3,397,369	$9.72
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	80%	283,323	292,923	53,166	Burlington Coat Factory	$2,511,816	$8.87

New Centre Market	1998	100%	143,763	266,263	202,040	Target (Non-Owned)	$1,646,201	$11.45
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	76%	260,405	260,405	85,447	Marshalls	$1,893,388	$7.27
						Carolina Clearing House

University Commons	1989	98%	235,396	235,396	135,326	Lowes Foods	$2,713,653	$11.53
						TJ Maxx
						Homegoods
						AC Moore Arts & Crafts

University Commons	1996	100%	232,820	338,020	270,249	Kroger Supermarket	$2,699,890	$11.60
Greenville						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Wendover Place	1997	100%	406,775	538,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less	$4,409,700	$10.84
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,475,538	$9.40
						Marc’s Pharmacy

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray’s Supermarket	$1,497,883	$6.29
						Wal-Mart

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods	$2,319,942	$8.45
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$383,227	$4.60

Colonial Commons	1991/2003	88%	433,362	451,462	291,835	Giant Foods	$6,145,092	$14.18
						Dick’s Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$2,042,685	$5.49
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Dan Schantz Nursery

Warminster Towne Center	1997	100%	237,234	317,917	276,840	Shop Rite Supermarket	$3,098,745	$13.06
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys (Ground Lease)
						Rag Shop
						Old Navy

South Carolina

Fairview Corners	2004	99%	131,002	254,682	181,741	Super Target (Non-Owned)	$1,674,908	$12.79
						Ross Dress for Less
						TJ Maxx

South Dakota

Baken Park	1962/1997	90%	195,526	195,526	95,039	Nash Finch Supermarket	$1,370,511	$7.01
						Ben Franklin
						Boyd’s Drug

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Tennessee

The Market of Wolf Creek	2000	90%	298,586	471,924	313,652	Target (Non-Owned)	$3,546,257	$11.88
						Haverty’s Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot
						Cost Plus World Market

Oakwood Commons (11)	1989/1997	97%	278,017	280,767	178,769	Publix Supermarket	$2,635,741	$9.48
						Bed, Bath & Beyond
						Ross Dress for Less
						PetsMart
						Peebles Department Store

Watson Glen Shopping	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,985,984	$7.51
Center						K-Mart
						Goody’s Family Clothing
						Franklin Athletic Club

Williamson Square	1988/1993	99%	330,226	340,476	202,102	Kroger Supermarket	$2,625,542	$7.95
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,009,502	$6.72
						Big Lots

The Crossing	2000/2001	89%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$1,858,786	$9.94
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	86%	104,682	131,682	24,025	Staples	$1,810,846	$17.30

Randall’s Bay Area	1989/2001	98%	78,650	78,650	55,200	Randall’s Food Market	$663,650	$8.44

Randall’s Fairmont	1985/2003	86%	105,869	112,069	56,358	Randall’s Food Market	$911,418	$8.61

Royal Oaks Village	2001/2002	98%	145,286	145,286	85,380	HEB Grocery	$2,892,180	$19.91

Trinity Commons (12)	1998	95%	197,423	197,423	84,228	Tom Thumb	$3,097,076	$15.69
						DSW Shoe Warehouse

Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket	$1,882,104	$8.38
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,390,725	$13.20
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Property Name and Location	Year Built / Renovated (1)	% Leased as of 12/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Wisconsin

Fairacres Shopping Center	1992	94%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$626,066	$7.85

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$456,526	$9.03

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$833,479	$4.91
						K-Mart

Madison Plaza	1988/1994	62%	54,275	127,584	N/A	N/A	$325,844	$6.00

Mequon Pavilions	1967/1991	95%	213,436	213,436	65,995	Sendik’s Food Market	$2,976,273	$13.94
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,303	195,403	149,674	Pick ‘N Save Supermarket	$867,625	$8.83
						K-Mart (Non-Owned)

Oak Creek Centre	1988	40%	91,510	99,510	N/A	N/A	$159,464	$1.74

Park Plaza	1959/1993	91%	113,655	113,655	74,054	Big Lots	$626,764	$5.51
						Hobby Lobby

Spring Mall	1967/1994	92%	204,861	204,861	135,055	Pick ‘N Save Supermarket	$1,478,156	$7.22
						TJ Maxx
						Walgreens

Taylor Heights	1989	84%	85,072	223,862	158,630	Piggly Wiggly Foods	$785,335	$9.23
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		92%	28,733,853	34,972,571	22,348,777		$263,757,648	$9.18

Office Buildings:

William J. McCarthy Building	1963/1995	89%	93,019	93,019		N/A	$2,685,185	$28.87

545 Boylston Street	1972/1996	91%	89,075	89,075		Allied Advertising	$2,772,608	$31.13
						Trinity Church

Executive Office Building	1970	94%	40,180	40,180		Norca Corporation	$791,913	$19.71
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		91%	222,274	222,274			$6,249,706	$28.12

TOTAL PORTFOLIO		92%	28,956,127	35,194,845			$270,007,354	$9.32

Heritage Property Investment Trust, Inc.

Core Property Listing Notes

(1)

Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)	Represents gross leasable area owned by us, including 1,568,720 square feet of gross leaseable area subject to ground leases and excludes 6,238,744 square feet of non-owned gross leasable area.

(3)

Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 6.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.6 million square feet of ground leased gross leaseable area.

(4)	Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)

We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)

We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at December 31, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)	Represents Annualized Base Rent divided by Company Owned GLA at December 31, 2005.

(8)	Property contains 11,627 square feet of office space.

(9)	Property is comprised of two shopping centers.

(10)	Property contains 32,638 square feet of office space.

(11)	We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)	We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Heritage Property Investment Trust, Inc.

Investments in Unconsolidated Joint Ventures
(in thousands of dollars)

Investment in Unconsolidated Development Joint Venture

								Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Estimated Construction Costs	Ownership Interest	Investment at December 31, 2005

Westwood Development	Lakes Crossing	Norton Shores, Michigan	215,000	303,000	51.0%	Kohl’s (Non-Owned) Circuit City Jo-Ann Fabrics	$27,500	50%	$4,152

Total Construction Loan Facility	Construction Loan Balance Outstanding	Share of Construction Loan	Guaranty

$22,000	$17,756	$8,878	Full

Investment in Unconsolidated Operating Joint Venture

							Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Ownership Interest	Share of Debt	Investment at December 31, 2005

Intercontinental Real Estate Corporation	Skillman Abrams Shopping Center	Dallas, Texas	133,088	133,088	95.3%	Tom Thumb	25%	$3,800	$1,059

Property Information as of December 31, 2005

Total Assets	$19,688

Total Debt (GAAP basis)	$15,200

Lender	Wachovia

Effective Interest Rate	5.55%

Contractual Interest Rate	6.05%

Maturity	5/1/2014

Results of Operations

(unaudited and GAAP basis)

for the period April 15, 2005 (date of acquisition) through December 31, 2005

Total Revenue	$1,527

Total Operating Expenses	557

Net operating income	$970

Interest	622

Depreciation and amortization	727

Net loss	$(379)

Heritage Property Investment Trust, Inc.

Value Creation Pipeline - 2005 Acquisitions

Acquisitions

		Company		Initial	Percent
Property	Date Acquired	Owned GLA	Total GLA	Investment (1)	Leased

Fairview Corners	Jul-05	131,002	254,682	$23,165,000	99%
Old Bridge Gateway	Aug-05	235,995	235,995	$43,723,000	97%
Crossroads I & II	Aug-05	105,662	217,662	$26,713,000	100%
Crossroads III	Sep-05	68,750	68,750	$14,437,000	79%
Hale Road	Sep-05	103,931	103,931	$17,959,000	100%
Northern Hills	Sep-05	12,000	304,450	$4,671,000	100%
Slater Street	Sep-05	51,370	96,185	$12,095,000	100%

Total Acquisitions		708,710	1,281,655	$142,763,000	97%

(1) - Initial Investment includes amounts allocated to in-place lease value and above and below market leases in accordance with SFAS 141, and, if applicable, an adjustment to reflect the above or below-market contractual interest rates of assumed mortgage loans in accordance with EITF 98-1.

PROPERTY NAME:	Fairview Corners
LOCATION:	Simpsonville, SC
COMPANY OWNED GLA:	131,002
TOTAL GLA:	254,682
YEAR BUILT/RENOVATED:	2004
INITIAL INVESTMENT:	$23.2 million
CLOSING DATE:	July 1, 2005
% LEASED:	99%
FUNDING SOURCE:	Line of credit

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Super Target (Non-Owned)	123,680
Ross Dress for Less	30,061	1/31/2015
TJ Maxx	28,000	4/30/2014

PROPERTY NAME:	Old Bridge Gateway
LOCATION:	Old Bridge Township, NJ
COMPANY OWNED GLA:	235,995
TOTAL GLA:	235,995
YEAR BUILT/RENOVATED:	1956/1991/1995
INITIAL INVESTMENT:	$43.7 million
CLOSING DATE:	August 12, 2005
% LEASED:	97%
FUNDING SOURCE:	Line of credit

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Bayshore Fitness & Wellness Center	39,000	4/30/2019
Marshalls	31,130	8/31/2008
Modell’s Sporting Goods	21,125	1/31/2018
Best Home Furnishings	15,125	7/31/2006

PROPERTY NAME:	Crossroads I & II
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	105,662
TOTAL GLA:	217,662
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$26.7 million
CLOSING DATE:	August 19, 2005
% LEASED:	100%
FUNDING SOURCE:	OP Units & line of credit

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Home Depot (Non-Owned)	112,000
The Sports Authority	42,295	5/31/2014
Borders	25,002	5/31/2014
OfficeMax	23,498	5/31/2014

PROPERTY NAME:	Crossroads III
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	68,750
TOTAL GLA:	68,750
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$14.4 million
CLOSING DATE:	September 29, 2005
% LEASED:	79%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Levitz Home Furnishings	30,000	11/30/2013
Petco	16,278	6/30/2010

PROPERTY NAME:	Hale Road
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	103,931
TOTAL GLA:	103,931
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$18.0 million
CLOSING DATE:	September 20, 2005
% LEASED:	100%
FUNDING SOURCE:	OP Units, line of credit and assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Babies R Us	30,681	1/31/2017
Bed, Bath & Beyond	30,000	1/31/2018
AC Moore Arts & Crafts	21,540	2/29/2012

PROPERTY NAME:	Northern Hills
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	12,000
TOTAL GLA:	304,450
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$4.7 million
CLOSING DATE:	September 20, 2005
% LEASED:	100%
FUNDING SOURCE:	OP Units, line of credit and assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Lowe’s (Non-Owned)	165,000
Target (Non-Owned)	127,450

PROPERTY NAME:	Slater Street
LOCATION:	Manchester, CT
COMPANY OWNED GLA:	51,370
TOTAL GLA:	96,185
YEAR BUILT/RENOVATED:	1994
INITIAL INVESTMENT:	$12.1 million
CLOSING DATE:	September 29, 2005
% LEASED:	100%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable

ANCHOR TENANTS:

Tenant	SF	Lease Expiration
Best Buy (Non-Owned)	44,815
Office Depot / Bassett Furniture	20,000	9/30/2011

Heritage Property Investment Trust, Inc.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus accretion of redeemable equity, preferred stock distributions, minority interest in Bradley Operating Limited Partnership, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains (losses) on sales of real estate investments and equipment and interest and other income.  We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.